UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

Impinj, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37824	91-2041398
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Fairview Avenue North, Suite 1200

Seattle, Washington 98109

(Address of principal executive offices, including zip code)

(206) 517-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On Thursday, June 8, 2023, Impinj, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”) at 9:00 a.m., Pacific Time. At the Annual Meeting, 22,064,916 shares of the Company’s common stock, or approximately 82.75% of the 26,663,222 shares of common stock entitled to vote, were present in person or by proxy and voted on the following four proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 26, 2023.

Proposal 1. Election of Directors

The stockholders elected as directors the seven individuals listed below to serve until the Company’s 2024 annual meeting of stockholders, or until their successors are duly elected and qualified. The voting results were as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Daniel Gibson	17,291,931	1,885,223	198,493	2,689,269
Umesh Padval	18,432,769	931,501	11,376	2,689,270
Steve Sanghi	15,867,724	3,496,160	11,762	2,689,270
Cathal Phelan	19,231,096	131,732	12,818	2,689,270
Meera Rao	18,454,616	903,364	17,667	2,689,269
Chris Diorio, Ph.D.	19,284,533	79,996	11,117	2,689,270
Miron Washington	19,325,804	36,748	13,094	2,689,270

Proposal 2. Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,015,689	28,134	21,092	—

Proposal 3. Advisory Vote on Compensation of Named Executive Officers (“Say-On-Pay”)

The stockholders approved a proposal for the approval, on an advisory basis, of the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,014,360	2,337,584	23,702	2,689,270

Proposal 4. Stockholder Proposal Regarding Certain Limitations on Future Amendments to the Company’s Bylaws

The stockholders rejected the stockholder proposal regarding certain limitations on future amendments to the Company’s bylaws. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,234,889	18,108,328	32,429	2,689,270

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Impinj, Inc.

Date: June 12, 2023	By:	/s/ Chris Diorio
Chris Diorio
Chief Executive Officer